SECURITIES AND EXCHANGE COMMISSION

                     Washington D. C.  20549

                          _____________

                            FORM 8-K

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):             April 1, 1999


                      Hecla Mining Company
   _____________________________________________________________
      (Exact name of registrant as specified in its charter)


                            Delaware
   _____________________________________________________________
         (State or other jurisdiction of incorporation)


           1-8491                      82-0126240
   _____________________________________________________________
  (Commission File Number)     (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                      83815-8788
  _____________________________________________________________
  (Address of principal executive offices)   (Zip Code)


                        (208) 769-4100
   _____________________________________________________________
               (Registrant's Telephone Number)



Item 5.   Other Events.

          On April 1, 1999 the Registrant issued the press release attached hereto as an Exhibit, which is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit 99 B News Release dated April 1, 1999


                                SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HECLA MINING COMPANY


                                   /s/ Michael B. White
                                By:______________________________
                                   Name:  Michael B. White
                                   Title: Vice President - General
                                   Counsel


Dated:  April 1, 1999





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                             EXHIBIT INDEX



Exhibit No.                    Title
___________                    _____

99                             News Release dated April 1, 1999







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